Exhibit 99.2

2Q 2022 Investor Presentation

Disclosure 1 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company's future financial condition and capital ratios, results of operations and the Company's outlook and business. Forwardlooking statements are not historical facts. Such statements may be identified by the use of such words as "may," "believe," "expect," "anticipate," "plan," "continue" or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forwardlooking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forwardlooking statements to be materially inaccurate include, but are not limited to the continuing impact of the COVID-19 pandemic on our business and results of operation, an unexpected deterioration in our loan or securities portfolios, unexpected increases in our expenses, different than anticipated growth and our ability to manage our growth, unanticipated regulatory action or changes in regulations, unexpected changes in interest rates, inflation, an unanticipated decrease in deposits, an unanticipated loss of key personnel or existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, an unexpected adverse financial, regulatory or bankruptcy event experienced by our fintech partners, unanticipated increases in FDIC costs, changes in regulations, legislation or tax or accounting rules, the current or anticipated impact of military conflict, terrorism or other geopolitical events and unanticipated adverse changes in our customers' economic conditions or general economic conditions, as well as those discussed under the heading "Risk Factors" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement.

2 A Diversified Financial Institution We are More than a Commercial Bank Personal Banking • Broad range of hallmark personal checking and savings accounts • A full suite of electronic banking services that allow clients to easily manage their everyday financing needs Commercial Lending • Relationship-based commercial real estate lending • Growth driven by expertise in specific lending verticals Business Banking • Checking, deposit, lending and cash management products and services for small and middle-market businesses • MCB Business Bankers with deep knowledge and expertise in multiple industries, including law firms, resident healthcare, real estate property management, U.S. Trustee and municipalities Global Digital Payments ("BaaS") • Settlement for domestic and international digital payments • Delivers critical financial infrastructure • Provides Banking-as-a-Service to high growth fintechs Our mission To offer a full range of banking and innovative financial services to businesses and individuals Serve markets underserved by the ever-consolidating financial services industry and advance our leading edge model that combines new technologies with the best of traditional banking practices Our history Founded in 1999 in New York City with the goal of helping clients build and sustain generational wealth Business model focused on providing high-touch service with industry expertise and delivering customized solutions for our clients Commercial banking business is relationship driven and predominantly located in the highly attractive New York metro area Global payments business provides Banking-as-a-Service ("BaaS") to leading fintech partners, which includes serving as an issuing bank for third-party managed debit card programs nationwide and providing other financial infrastructure, including cash settlement and custodian deposit services 2017 IPO raised $125mm of common equity and fueled industryleading balance sheet and earnings growth In September 2021, MCB raised $172.5 million of common equity in a follow on offering of 2.3 million shares at $75 per share As of June 30, 2022, MCB has $6.8bn of assets; 31% compound annual growth rate since the IPO

Proven high growth business model 3 $1,421 $1,867 $2,678 $3,137 $3,732 $4,375 2017 2018 2019 2020 2021 2Q 2022 Loans $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $6,178 2017 2018 2019 2020 2021 2Q 2022 Deposits $ millions $63 $83 $108 $142 $181 $116 2017 2018 2019 2020 2021 2Q 2022* Revenue $ millions $12 $26 $30 $39 $60 $42 2017 2018 2019 2020 2021 2Q 2022* Net Income $ millions 1 CAGR from December 31, 2017 through June 30, 2022 2 CAGR from December 31, 2017 through 2021 * YTD

33.5% 17.8% 8.7% Metropolitan Commercial Bank High-growth banks&sup2; KRX Index&sup3; 4 Revenue CAGR1 2017–2022Q1 Investors have been rewarded for our strong performance Tangible book value per share CAGR1 2017–2022Q1 Earnings per share CAGR1 2017–2022Q1 28.4% 23.4% 11.9% Metropolitan Commercial Bank High-growth banks&sup2; KRX Index&sup3; Share price performance since IPO4 versus KRX Index3 15.6% 14.2% 5.1% Metropolitan Commercial Bank High-growth banks&sup2; KRX Index&sup3; (60%) 0% 60% 120% 180% 240% Nov-17 Aug-18 May-19 Mar-20 Dec-20 Oct-21 Jul-22 Metropolitan Commercial Bank High-growth banks&sup2; KRX Index&sup3; +87% +2% +61% Source: FactSet, SNL Financial 1 CAGR from December 31, 2017 through March 31, 2022 (if applicable for High-growth banks and KRX Index) 2 Includes banks with market capitalization of $500mm+ and revenue, EPS, and TBVPS CAGRs >10&gt; (2015-2021); Includes AX, BFC, CASH, FFIN, FFWM, FRC, HIFS, MBIN, PNFP, QCRH, SFBS, SIVB, and WAL 3 KRX Index represents the KBW Regional Bank Index 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through July 15, 2022

Delivering Financial Results 5 10.5% 10.8% 11.3% 12.9% 15.2% 16.7% 2017 2018 2019 2020 2021 2Q 2022 Total Revenues* Full year, except 2022, which is YTD 2Q 2022 | $ thousands $60,013 $78,744 $102,596 $133,460 $164,253 $3,369 $105,460 $4,640 $5,643 $8,464 $16,445 $10,899 2017 2018 2019 2020 2021 2Q 2022 $116,359 $83,384 $108,239 $141,924 $180,698 Global Payments Group ("GPG") Second Quarter Financial Highlights Year-Over-Year • Total revenues* of $62.3 million, up 44.4%. • Banking-as-a-Service ("BaaS") revenues of $5.2 million, up 36.1%. • Net income of $23.2 million, up 73.9%. • Diluted earnings per share of $2.07, up 33.5%. • Net interest margin of 3.27%, up 59 basis points. • Loans totaled $4.4 billion, up 26.8%. • Deposits were $6.2 billion, up 16.8%. • Book value per share was $52.54, up 22.4%, and tangible book value per share** was $51.65, up 23.7%. • Return on average equity of 16.4% and return on average tangible common equity (ROATCE)** of 16.7%. • Efficiency ratio1 improved to 42.2% compared to 50.3% for the prior year period. $19,021 $12,117 $2,549 $3,291 $8,531 $6,097 $23,189 $13,336 $6,057 $10,811 $2,651 $5,865 $16,215 $10,783 $7,683 $7,113 $3,845 $18,887 $11,775 $7,863 $6,285 $3,324 2017 2018 2019 2020 2021 2Q 2022 4Q 3Q 2Q 1Q Quarterly Net Income $ thousands Revenues Excluding GPG $63,382 $12,369 $25,554 $30,134 $39,466 $60,555 ROATCE** at December 31, except 2022, which is QTD June 30,2 *Total Revenues includes Net Interest Income and Non-Interest Income **Non-GAAP financial measure. See reconciliation to GAAP measure on page 20 1 Total non-interest expense divided by Total revenues 2 Annualized $42,210

Loan Portfolio Growth and Diversification 6 1 Gross of deferred fees and unamortized costs 2 Certain prior period amounts adjusted to conform to current presentation. * Includes consumer and 1-4 family loans ** Includes commercial real estate, multifamily and construction loans $4.39 billion Gross Loan Portfolio1, 2 at June 30, 2022 | $ millions A Diversified Portfolio at June 30, 2022 67% 18% 10% 4% CRE C&I Multifamily Contruction Other $1,869 $2,014 $2,122 $2,140 $2,239 $2,259 $679 $739 $780 $855 $1,085 $587 $1,268 $600 $611 $654 $724 $781 $108 $102 $97 $90 $82 $78 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 $3,243 $3,455 $3,610 $3,739 $4,130 Total loans: $4.39mm Average 2Q Yield: 4.87% CRE/RBC ratio: MCB 337% $4,387

Commercial Growth Driven by Expertise in Specific Lending Verticals 7 Commercial and Industrial Overview Target Market • Middle market businesses with annual revenues below $200 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at June 30, 2022 30% 14% 14% 12% 9% 7% 7% 4% 30% Finance & Insurance 14% Healthcare 14% Skilled Nursing Facilities 12% Retail 9% Individuals Unsecured 7% Wholesale 7% Individuals Secured 4% Manufacturing 3% Other Total C&I loans: $775mm1 1 Net of deferred fees and unamortized costs

Relationship-Based Commercial Real Estate Lending 8 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across various property types Key Metrics • Weighted average LTV of 65% • Multifamily loans – 45% rent regulated • Average LTV of 43% on stabilized rent regulated properties provide a cushion against any falling values Composition by Type at June 30, 2022 Composition by Region at June 30, 2022 19% 18% 9% 11% 8% 7% 4% 2% 20% 19% Manhattan 18% Brooklyn 11% Queens 9% Florida 8% Bronx 7% Long Island 4% New Jersey 2% Other NY 1% Staten Island 1% Connecticut 20% Other States Majority of loans are originated through direct relationships or referrals from existing clients. 33% 12% 10% 10% 9% 7% 6% 4% 5% 3% 33% Nursing Home CRE 12% Multifamily 10% Other CRE 10% Mixed Use 9% Retail 7% Office 6% Hospitality 4% Land 5% Construction 3% Warehouse 1% 1-4 Family Total CRE loans: $3,495mm1 1 Net of deferred fees and unamortized costs

Well-Developed, Sector Diversified Healthcare Portfolio 9 • Active in Healthcare lending since 2002 • CRE – Skilled Nursing Facilities ("SNF") – Average LTV of 63% • Highly selective regarding the quality of Skilled Nursing Operators that we finance • Borrowers typically have over 1,000 beds under management • Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates. • Stabilized SNF – 68% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 3.04x. • Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.). C&I Healthcare Composition at June 30, 2022 50% 24% 16% 4%3%3% 50% Nursing & Residential Care Facilities 24% Ambulatory Health Care Services 16% Offices and Clinics of Dentists 4% Ambulance Services 3% Doctor Office 3% Misc. Health Practitioners CRE SNF - $1.153 bn C&I SNF - $105 mm C&I Other Healthcare - $107 mm CRE SNF $1,072 mm C&I SNF $97 mm C&I Other $114 mm Diversified Healthcare Portfolio at June 30, 2022 Total Healthcare loans: $1,365mm

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio 10 CRE Skilled Nursing Facility Exposure by State at June 30, 2022 C&I Skilled Nursing Facility Exposure by State at June 30, 2022 34% 8% 21% 6% 6% 5% 5% 4% 3% 34% New York 21% Florida 8% New Jersey 6% Virginia 6% Indiana 5% Pennsylvania 5% Ohio 4% Other States 3% Kentucky 2% Wisconsin 2% California 2% Georgia 1% Tennessee 1% Michigan 30% 11% 24% 10% 10% 8% 3%3% 30% New York 24% Florida 11% New Jersey 10% District of Columbia 10% Pennsylvania 8% Indiana 3% Michigan 4% Other

56% 43% 1% 56% Non-interestbearing demand deposits 43% Money market & savings account 1% Time deposits Total deposits: $6.18bn 2Q Cost of total deposits: 0.24% Deposit Composition 11 * Includes liquidation, receivership, and litigation settlement. ** Certain prior period amounts have been reclassified for consistency with the current period presentation. Deposit Composition Over Time | $ millions $1,254 $1,271 $1,320 $1,501 $1,492 $1,529 $901 $940 $940 $934 $930 $882 $708 $920 $1,044 $1,121 $1,129 $1,041 $651 $713 $796 $736 $734 $449 $868 $484 $447 $495 $481 $545 $347 $831 $778 $1,520 $1,104 $1,248 $116 $129 $132 $128 $67 $65 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Specialty Deposits* Digital Currency Customers – GPG** Debit Cards – GPG** Retail Deposits with Loan Customers Property Managers Bankruptcy Accounts Retail Deposits $6,435 $5,939 $4,426 $5,288 $5,457 Deposits at June 30, 2022 $6,178

Customer Centric Digital Payments Worldwide Global Payments Group 12 • Domestic and international digital payments settlements • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance • Custodian of deposits on behalf of clients and their customers • Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities • Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses • A leading national issuer of third-party debit cards status • In addition to reported revenues, GPG also contributed average non-interest bearing deposits of $1.5 billion in the second quarter. About Global Payments $3,369 $4,640 $5,643 $8,464 $16,445 $10,899 2017 2018 2019 2020 2021 2Q 2022* GPG Revenue $ thousands Global Payments Group Revenue as a % of Total Bank Non-Interest Income 30% 38% 53% 50% 69% 76% 1 CAGR from December 31, 2017 through 2021 * YTD

16.42 28.50 22.64 29.10 21.70 38.60 42.30 54.54 31.79 2018 2019 2020 2021 2Q 2022 4Q 3Q 2Q 1Q Customer Centric Digital Payments Worldwide Global Payments Group 13 Client Transactions | Millions Customer $ Volume | Billions Highlights • On pace for over 114 million client transactions totaling $32.20 billion by the end of 2022 92.55 $3.26 $8.05 $5.46 $4.66 $8.04 $3.96 $3.85 $7.09 $8.76 2018 2019 2020 2021 2Q 2022 4Q 3Q 2Q 1Q $22.14 57.60 $16.09 1 CAGR from December 31, 2018 through 2021

Diversified Revenue and Deposit Contribution Global Payments Group 14 Total Revenue by Category* | Thousands * Certain prior periods amounts have been reclassified for consistency with the current period presentation. ** General Purpose Re-Loadable (GPR) $240 $228 $292 $373 $241 $148 $154 $517 $133 $135 $1,559 $1,688 $3,015 $3,362 $2,874 $427 $376 $273 $167 $203 $268 $345 $443 $444 $415 $175 $182 $186 $182 $213 $940 $976 $930 $997 $884 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 GPR card** Disbursements Digital bank acct Other Crypto GPR Crypto Exchange/OTC $5,293 $3,850 $3,942 Total Average Deposits by Category* | Millions $94 $87 $77 $90 $146 $381 $416 $319 $349 $347 $150 $302 $814 $1,002 $659 $131 $126 $114 $126 $38 $157 $130 $140 $167 $161 $70 $61 $43 $36 $33 $187 $159 $155 $145 $163 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 GPR card** Disbursements Digital bank acct Other Crypto GPR Crypto Exchange/OTC Corporate Disbursement $1,661 $1,170 $1,281 13% 12% 8% 1% $5,657 1% $1,915 This represents revenue from new clients who went live in 2021 and 2022 $1,546 $5,242

15 Well Managed Net Interest Margin 1 Represents full-year NIM, except 2022, which represents annualized NIM for the three months ended June 30, 2022. 2 Represents effective average daily FRB funds rate Net Interest Margin Analysis 1.00% 1.83% 2.16% 0.36% 0.08% 0.77% 3.52% 3.70% 3.46% 3.26% 2.77% 3.27% 2017 2018 2019 2020 2021 2Q 2022 MCB Net Interest Margin ("NIM")1 Average Fed Funds Rate2 Estimated Sensitivity of Projected Annualized Net Interest Income as of June 30, 2022 Fixed vs. Floating Rate Loans at June 30, 2022, for loans due after one year Fixed 56% Floating 44% -10.13% 6.16% 13.44% -100 bps +100 bps +200 bps Given the strength of our deposit verticals and overnight liquidity,we arewell- positioned to benefit froma rising interest rate environment aswe maintain our margin management discipline. Approximately 76% of floating rate loans have floors –Weighted average floor of 4.75%

Highly Profitable, Scalable Model 16 ^ This represents the percentage of total non-interest income (less any gains on sale of securities) as compared to total revenue. * Annualized 1 These are non-GAAP financial measures. See reconciliation on slide 20 17.8% 14.7% 9.8% 9.7% 12.8% 11.2% 2017 2018 2019 2020 2021 2Q 2022 Non-Interest Income ratio1,^ Efficiency ratio 10.5% 10.8% 11.3% 12.9% 15.2% 16.7% 2017 2018 2019 2020 2021 2Q 2022* ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 42.2% 2017 2018 2019 2020 2021 2Q 2022 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.27% 2017 2018 2019 2020 2021 2Q 2022*

Credit Metrics 17 NCOs/Average Loans Non-Performing Loans/Loans ALLL/Loans Non-Performing Loans/ALLL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 2017 2018 2019 2020 2021 2Q 2022 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 2017 2018 2019 2020 2021 2Q 2022 0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 2017 2018 2019 2020 2021 2Q 2022 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 2017 2018 2019 2020 2021 2Q 2022

19.9% 17.0% 12.5% 12.7% 15.2% 13.2% 2017 2018 2019 2020 2021 2Q 2022 Capital ratios* 18 Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Total Risk-Based Capital Ratio TCE / TA1 15.3% 13.2% 10.1% 10.1% 14.4% 13.2% 2017 2018 2019 2020 2021 2Q 2022 13.7% 13.7% 9.4% 8.5% 8.4% 9.1% 2017 2018 2019 2020 2021 2Q 2022 12.7% 11.5% 8.5% 7.5% 7.7% 8.2% 2017 2018 2019 2020 2021 2Q 2022 * These capital ratios are for Metropolitan Commercial Bank Only 1 These are non-GAAP financial measures. See reconciliation on slide 20

Appendix 19

Reconciliation of GAAP to Non-GAAP Measures 20 *Tangible common equity divided by common shares outstanding at period-end In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings release includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings release to the comparable GAAP measures are provided in the accompanying tables. $ thousands, except per share data Q2 2022 2021 2020 2019 2018 2017 Average assets $ 6,736,800 $ 5,724,230 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Average tangible assets $ 6,727,067 $ 5,714,497 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 5 67,931 $ 4 13,212 $ 320,617 $ 282,604 $ 251,030 $ 133,462 Less: Average preferred equity $ - $ 4,585 $ 5,502 $ 5,502 $ 5,502 $ 5,502 Average common equity $ 5 67,931 $ 4 08,627 $ 315,115 $ 277,102 $ 245,528 $ 127,960 Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Average tangible common equity $ 5 58,198 $ 3 98,894 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Total assets $ 6,867,042 $ 7,116,358 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Tangible assets $ 6,857,309 $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 5 74,306 $ 5 56,989 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity $ - $ - $ 5,502 $ 5,502 $ 5,502 $ 5,502 Common Equity $ 5 74,306 $ 5 56,989 $ 335,285 $ 293,622 $ 259,015 $ 231,382 Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Tangible common equity (book value) $ 5 64,573 $ 5 47,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Common shares outstanding $ 10,931,697 $ 10,925,029 $ 8,295,272 $ 8,312,918 $ 8,217,274 $ 8,196,310 Book value per share (GAAP) $ 52.54 50.98 40.42 35.32 31.52 28.23 Tangible book value per share (non-GAAP)* $ 51.65 50.09 39.25 34.15 30.34 27.04 Total Revenue (GAAP) $ 62,300 $ 1 80,698 $ 141,924 $ 108,239 $ 83,177 $ 63,382 Less: Gain on sale of securities $ - $ 609 $ 3,286 $ - $ (37) $ - Revenue excluding gain on sale of securities ($n o n - G A 6A2P,)300 $ 1 80,089 $ 138,638 $ 108,239 $ 83,214 $ 63,382 Non-Interest Income Ratio (non-GAAP) 11.23% 12.78% 9.67% 9.82% 14.66% 17.83% For Year Ending

$11 $34 $56 $125 $172 $238 $304 $360 $390 $490 $494 $439 $410 $412 $494 $627 $810 $1,043 $1,405 $1,846 $2,647 $3,101 $3,697 $4,335 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Q2 Since our founding, we have delivered exceptional core-funded loan growth . . . 21 Net Loans since December 31, 1999 | $ millions Deposits since December 31, 1999 | $ millions $10 $52 $69 $126 $184 $248 $316 $370 $349 $438 $449 $445 $464 $435 $492 $616 $766 $994 $1,404 $1,661 $2,791 $3,830 $6,435 $6,178 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Q2 1 CAGR from December 31, 1999 through June 31, 2022

A Diversified Financial Institution We are More than a Commercial Bank 22 How We Succeed 23-Years of Reliable Asset Quality and Financial Performance • Organic business loan origination platform • Core funded organic deposit franchise • Helping our clients build and sustain generational wealth since 1999 Our Strategic Priorities Enhance our position as a leader in the settlement of global and digital payments that brings people around the world closer together. Be the critical financial infrastructure for select fintechs to access our global payments settlement platform. Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing the new digital banking era. Serve markets underserved by the everconsolidating financial services industry and advance our leadingedge model that combines new technologies with the best of traditional banking practices.

Delivering Critical Financial Infrastructure, Every Day Global Payments Group 23 • Domestic and international digital payments settlements, every day • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance, every day • Custodian of deposits on behalf of clients and their customers, every day • Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, every day • Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, every day • A leading national issuer of third-party debit cards status, every day Digital payment platforms are the underpinnings of E-commerce – E-commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s. E-commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices: • Video, movies, TV programs, music, books, podcasts and news streaming services • DIY online learning – from around the corner to around the world; how to knit to PhD • Global gig work opportunities • Tickets to in-person and virtual sporting and entertainment events • Grocery and prepared meals delivered The list goes on and on...

Delivering Critical Financial Infrastructure, Every Day 24 U.S. Treasury Government Payments Pension Companies Public and Private Pension Payments Law Firms Payouts for Legal Settlements Other Load Types MG, WU, GD, VRL, MCR Direct Deposits/ ACH Loads Network Loads WU, MG GD Corporate Prefund Adjustment Account Charge Back Disputes or Provisional Credits Program Revenue Account Program's Revenue Operating Account Net Network Settlement Cardholder Activity MCB Settlement Account Net of Fees (Program Earnings and Expenses) MCB Pooled Funds Account MCB Revenue Account MCB's Revenue MCB Reserve Account Extraordinary Events MCB Prepaid Invoice Account External Activity MCB Owned Moved by External Party Program Owned Moved by MCB MCB Clients Moved by External Party Global Payments Group

Client Case Study Global Payments Group 25 "The B2B and B2C infrastructure Broxel has built in Mexico combined with MCB's total support infrastructure in the United States is the blueprint for our mutual success." Gustavo Gutierrez Broxel Overview Broxel is a FinTech leader founded in 2011 and based in Mexico City, Mexico. The Company is an innovator of tailor-made payments solutions that create efficient, agile, disruptive and available financial B2B and B2C ecosystems anywhere in the world. broxel.com/us-en/ Leadership Gustavo Gutierrez, CEO and Founder Vision We will transform money into something more valuable. Markets Mexico, United States Hispanic Primary Business Broxel offers prepaid debit cards and a mobile app that accepts direct deposits and can make payments online and at retail locations in MXN and USD. Broxel is a Mexican company that is always looking out for the Hispanic community living in the United States. Metropolitan Commercial Bank Global Payments Group • Broxel has been a client since 2018 • Mobile app-based bank account and card that works as a remittance product

Client Case Study Global Payments Group 26 CIBanco Overview Consultoría Internacional (CI) was established in 1983 and became known as CIBanco in 2008. CIBanco became a signatory of the Equator Principles from the World Bank in 2012 in response to the environmental challenges that the world is facing. Aligned with a renewed corporate philosophy CIBanco became the first green bank in Mexico to provide sustainable financial solutions. CIBanco, CICasa de Bolsa, CIFondos de Inversion, Finamadrid, are wholly-owned subsidiaries of Tenedora CI, S. A. de C.V. Financial Group. cibanco.com Leadership Jorge Rangel de Alba Brunel, Chairman of the Board Norman Hagemeister Rey, Chief Executive Director and Board Member Luis Miguel Osio Barroso, Chief Executive Director and Board Member Salvador Arroyo Rodriguez, Chief Executive Director and Board Member Mario Maciel Castro, CEO Vision To stand apart from traditional vertically integrated banks in specific niches that favor sustainability through unparalleled service, reliability, security and leadership. Markets Mexico, United States Hispanic | Spain and Latin America Primary Business Mexico-based bank providing banked, unbanked and underbanked financial service, leaders in Trust Funds, FX & Foreign Trade Units. Financial services including auto loans, trust funds, online and mobile banking, currency and investment options, and lines of credit, in and outside of Mexico. CIBanco serves "SME", large and corporate entities and individuals providing all financial services, settling electronic and wire transfers "from" and "to" the U.S.; thanks to its "export and import profile" and the commercial relevance between both countries and the world. Metropolitan Commercial Bank Global Payments Group • CIBanco has been a client since 2019 • Mobile app-based bank account and card that works as a remittance product "Metropolitan Commercial Bank has demonstrated from the very beginning and throughout the journey, collaboration between institutions outside the transactional scope suggests a long-term relationship, in which there is trust to point out everything right or wrong; seeking to consolidate a bilateral and joint reputation. It is not every day you have the openness and willingness to grow and mature with a partner who is on your side while committing to each entity daily." Luis Miguel Osio Barroso

Client Case Study Global Payments Group 27 Mesh Payments Overview Corporate HQ New York, NY, International office Tel Aviv, Israel; 20+ employees, privately held company founded in 2018 with VC backers and a recent round of favorable financing; strong growth in the virtual card space, which is a fraction of the corporate card space. meshpayments.com Leadership Globally recognized payment and technology leaders. Oded Zehavi, CEO and Co-founder • Before Mesh: COO, Kaymera Technologies; Payoneer, Chief Revenue Officer; PayPal, Director Global Business Development • Board Member: ReWire.tp; Advisory Board Member: Fiverr, AU10TIX, CreditStacks Vision Re-writing the way corporate payments are made. One-stop hub to orchestrate, manage, analyze and optimize, reconcile, and reduce their corporate spend and subscription payments. Markets Global B2B cardless payments. Primary Business Cardless corporate payments solutions via virtual cards • SaaS (software as a service) subscriptions • On-Demand to employees and gig workers • Payment intelligence – manage corporate spending and protect companies from failed payment risks • Receipt Automation – collects and matches digital receipts automatically for all tracked payments. • Accounting Integrations – works with existing accounting software Metropolitan Commercial Bank Global Payments Group • Mesh Payments has been a client since 2018 • MCB holds deposits on behalf of Mesh Payments' clients • MCB provides Mesh Payments with access to ACH and wire payment systems • MCB sponsors Mesh Payments' Visa branded virtual cards "Metropolitan Commercial Bank checks all the boxes when it comes to innovation mindset and execution and strong relationships and fintech support." Oded Zehavi

Client Case Study Global Payments Group 28 Revolut Overview • A global fintech financial services company • Corporate HQ London, England • International offices including Asia, Europe and Oceania • North American offices, San Francisco, CA and New York, NY • 2,000+ employees revolut.com/en-US Leadership Revolut, Martin Gilbert, Chairman; Nik Storonsky, CEO and Co-founder; Vlad Yatsenko, CTO and Co-founder Revolut USA, Ronald Oliveira, CEO since November 2019 The Company's executive leadership is a Who's Who of global fintech and finance superstars. Vision Revolut is building the world's first truly global financial super app. Markets Global, individuals and businesses Primary Business Around the world use dozens of Revolut's innovative banking, investment and wealth management products to make more than 100 million transactions a month. Across Revolut's personal and business accounts, the Company helps customers improve their financial health, give them more control, and connect people seamlessly across the world. Metropolitan Commercial Bank Global Payments Group • Revolut has been a client since 2018 • MCB holds deposits on behalf of Revolut's clients • MCB provides Revolut with: • Access to ACH and wire payment systems • Correspondent relationships for FX services • Tailored solutions for Revolut clients in other jurisdictions • MCB sponsors Revolut card processing services for its Visa and MasterCard products "Metropolitan Commercial Bank is not only a bank with excellent financial health, a deep bench of experienced fintech bankers and a track record across a wide arena of fintech sectors, their people listen and are open to new and interesting banking solutions." Ronald Oliveira

Partner with the Leading Processors and Payment Processing Networks, Every Day Global Payments Group 29 Leading Processors Leading Payment Processing Networks

Who Are Our Payment Clients? 30 Global Payments Group

Engaging in Our Diverse Digital Payment Products Ecosystem, Every Day Global Payments Group 31 Illustrative photography and captions, not actual customers. Accounts Payable/ Expense Management ACH Processing and Settlement Bill Payment Card Present Debit Card Claim Handling and Processing Digital Assets Settlement E-Wallet Debit Card Government Benefits Settlement International Remittance Loan Advance / Payment Settlement Mobile Payment Settlement Due cappuccino date night with my prefunded e-wallet watch app in Naples, Italy. I don't know how it's done but I am glad my phone helps me travel around with ease. Peer-To-Peer (P2P) Payments Push Payments – Real Time Domestic and International Rebate Settlement Virtual Debit Card Credit score is up so now I can get approved for a new car and visit my folks in Ontario. Sent my sister money to pay for books at St. George's University in Granada. My benefit payments arrive like clockwork to my debit card every month. Easy peazy. Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington. Paying in for Sally's wedding gift was easier than deciding what the gift should be. Traded in my wallet for paying mobile. More space in my purse for makeup. Foreign travel is exciting, not having to think about exchange rates is joyful. Now I can view and comment on everyone's expenses no matter where they are. Getting paid in Bitcoin and having it converted to Euros instantly, sweeeet! This auto insurance claim app is a snap to use. No more needless repair estimates. I really enjoy the security of my debit card over cash. A feeling of safety I was missing. Check writing, stamps, check registers, so yesterday. Billpay app happy to meet you. Our international business runs smoother when we are paid digitally.

Establishing Our Place in a Diverse Digital Payment Industry Complex, Every Day Global Payments Group 32 Illustrative photography and captions, not actual customers. Auto Consumer Lending Corporate Accounts Payable Management Corporate Payroll Correspondent Banking Criminal Justice and Corrections Crypto Currency Financial Services to the Unbanked/Underbanked Foreign Exchange Government Payments Healthcare Co-Pay Hospitality Mobile Banking Online Gambling Online Gaming Travel Trucking Pharmaceutical Prepaid Phonecards